ANNUAL SHAREHOLDERS’ MEETING 1 May 15, 2017

REMINDER: If you have not yet voted your shares, please do so now by visiting the Judge of Election table at the side of the room. 2

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements with respect to Fulton Financial Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2016 and on Form 10-Q for the quarter ended March 31, 2017, which have been filed with the Securities and Exchange Commission and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 3

RULES OF CONDUCT • Cameras, recording devices and cell phones are not permitted to be used in the meeting. • The display of placards and/or signs is prohibited. • Questions from shareholders should be directed to the Chairperson of the meeting during the Question and Answer (Q&A) period. • During the Q&A period, please remember to state your name prior to asking your question. • During the Q&A period, please limit yourself to one question to give other shareholders the opportunity to speak. 4

WELCOME AND OPENING REMARKS Phil Wenger, Chairman, President and CEO 5

TODAY’S AGENDA • Business Meeting • Proposals: • Election of Directors • Say on Pay • Say When on Pay • Ratification of appointment of independent auditor • Introductions • Results of Voting • Conclusion of Business Meeting • Management Presentation • Questions and Answers 6

BOARD OF DIRECTORS 7

BOARD OF DIRECTORS 8 Lisa Crutchfield

BOARD OF DIRECTORS 9 Denise Devine

BOARD OF DIRECTORS 10 Pat Freer

BOARD OF DIRECTORS 11 George Hodges

BOARD OF DIRECTORS 12 Al Morrison

BOARD OF DIRECTORS 13 Rob Moxley

BOARD OF DIRECTORS 14 Scott Smith

BOARD OF DIRECTORS 15 Scott Snyder

BOARD OF DIRECTORS 16 Ron Spair

BOARD OF DIRECTORS 17 Mark Strauss

BOARD OF DIRECTORS 18 Ernie Waters

SENIOR MANAGEMENT 19

SENIOR MANAGEMENT 20 Phil Rohrbaugh

SENIOR MANAGEMENT 21 Craig Roda

SENIOR MANAGEMENT 22 Meg Mueller

SENIOR MANAGEMENT 23 Curt Myers

SENIOR MANAGEMENT 24 Angie Sargent

SENIOR MANAGEMENT 25 Betsy Chivinski

REPORT OF THE JUDGE OF ELECTION 26

ANNUAL SHAREHOLDERS’ MEETING 27 May 15, 2017

A LOOK BACK AND A LOOK AHEAD Phil Wenger, Chairman, President and CEO 28

29 Pennsylvania Virginia Maryland Delaware New Jersey A VALUABLE FRANCHISE

BASIC FACTS (AT 3/31/17) Banking offices: 243 Asset size: $19.2 billion Team members: 3,700 Shares outstanding: 174.3 million Market capitalization: $3.1 billion Book value per share: $12.36 Tangible book value per share*: $9.31 30 *Non-GAAP based financial measure. For a reconciliation to the most comparable GAAP measure, please refer to the slide titled “Non-GAAP Reconciliation” at the end of this presentation.

FINANCIAL PERFORMANCE 31

2016 HIGHLIGHTS (COMPARISONS ARE TO 2015) 32 Net Interest Income • Increased 4.2% Net Interest Margin • Decreased 3 basis points to 3.18% Non-Interest Income (Excluding Securities Gains) • Increased 8.6% Non-Interest Expense (Excluding Loss on Redemption of TruPS) • Increased 3.2%

DILUTED EARNINGS PER SHARE 33 $ 0.80 $ 0.83 $ 0.84 $0.85 0.93 $- $0.25 $0.50 $0.75 $1.00 2012 2013 2014 2015 2016

RETURN ON AVERAGE ASSETS, TANGIBLE EQUITY & AVERAGE EQUITY 34 0.88% 0.93% 0.89% 0.70% 0.80% 0.90% 1.00% 2012 2013 2014 2015 2016 FULT Note: Return an average assets determined by dividing net income for the period indicated by average assets. Return on average equity determined by dividing net income for the period indicated by average shareholders equity. Return an tangible equity is a non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slides titled “Non-GAAP Reconciliation” at the end of this presentation. ˄ See “Appendix” for listing of Peer Group banks. * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31, 2016. Excludes credit card companies. Source: SNL Financial LC 10.30% 11.13% 10.67% 8.0% 10.0% 12.0% 14.0% 2012 2013 2014 2015 2016 FULT Return on Average Assets Return on Tangible Equity 7.69% 7.69% 8.19% 6.0% 8.0% 10.0% 2012 2013 2014 2015 2016 FULT Return on Average Equity

AVERAGE LOAN AND AVERAGE DEPOSIT GROWTH 35 6.0% 10.9% 8.6% -1.0% 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% 13.0% 2012 2013 2014 2015 2016 FULT Peer^ Top 50* Note: 2012 through 2016 represents December year-over-year change in average loans and average deposits ˄ See “Appendix” for listing of Peer Group banks. * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2016. Excludes credit card companies. Source: SNL Financial LC 6.1% 8.4% 6.4% -1.0% 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% 13.0% 2012 2013 2014 2015 2016 FULT Peer^ Top 50* Average Loan Growth Average Deposit Growth

DEPOSIT PORTFOLIO COMPOSITION 36 36 Note: Deposit composition is based on average balances for the periods indicated. Average demand and savings were up 9.3% compared to 2015; while total average deposits were up 6.1%. 19% 29% 24% 18% 10% Year Ended December 31, 2016 22% 28% 24% 17% 9% Year Ended December 31, 2015

NON-PERFORMING LOANS (NPLS) & NPLS TO LOANS ($ IN MILLIONS) 37 Note: NPLs consist of nonaccrual loans and accruing loans 90 days or more past due. $154.3 $138.5 $144.8 $131.6 1.21% 1.06% 1.05% 0.90% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% $- $25.0 $50.0 $75.0 $100.0 $125.0 $150.0 $175.0 2013 2014 2015 2016 NPLs NPLs/Loans

PROVISION FOR CREDIT LOSSES ($ IN MILLIONS) $40.5 $12.5 $2.3 $13.2 $- $10.0 $20.0 $30.0 $40.0 $50.0 2013 2014 2015 2016 38

NET INTEREST MARGIN 39 3.18% 3.53% 3.03% 2.6% 2.8% 3.0% 3.2% 3.4% 3.6% 3.8% 4.0% 2012 2013 2014 2015 2016 FULT Peer^ Top 50* Note: Fully-taxable equivalent. ˄ See “Appendix” for listing of Peer Group banks. * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2016. Excludes credit card companies. Source: SNL Financial LC

EFFICIENCY RATIO 40 67.2% 62.7% 61.7% 54.0% 56.0% 58.0% 60.0% 62.0% 64.0% 66.0% 68.0% 70.0% 2012 2013 2014 2015 2016 FULT Peer^ Top 50* Note: The efficiency ratio is a non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slides titled “Non-GAAP Reconciliation” at the end of this presentation. ˄ See “Appendix” for listing of Peer Group banks. * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2016. Excludes credit card companies. Source: SNL Financial LC

CAPITAL STRENGTH 41 (1)Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slides titled “Non-GAAP Reconciliation” at the end of this presentation. Regulatory Capital Ratios & TCE Ratio 15.6% 15.0% 14.7% 13.2% 13.2% 13.4% 13.1% 12.3% 10.2% 10.4% 9.7% 9.3% 8.8% 8.7% 8.6% 0.0% 4.0% 8.0% 12.0% 16.0% 2012 2013 2014 2015 2016 Total Risk-Based Capital Ratio Tier 1 Risk-Based Capital Ratio TCE Ratio (1)

2016 CAPITAL DEPLOYMENT • Increased quarterly cash dividend by $0.01 to $0.10 • Paid a $0.02 special dividend in 4th quarter • Repurchased $18.6 million of common stock • Remaining authorization to repurchase up to $31.4 million in shares through December 2017 42

A SUSTAINABLE PAYOUT 43 (1) Dividends declared per share divided by period-end stock price. (2) Compounded annual growth rate from December 31, 2011 to December 31, 2016. Cash Dividend Per Common Share & Yield $0.20 $0.30 $0.32 $0.34 $0.38 2.04% 3.12% 2.44% 2.75% 2.92% 2.18% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 2011 2012 2013 2014 2015 2016 Cash Dividend Yield CAGR (2) = 15.4% $0.41 (1)

FIRST QUARTER 2017 PERFORMANCE • Diluted earnings per share: $0.25 • Pre-provision net revenue*: increased $10.0 million (19.8%) year-over-year • Return on assets: 0.92% • Return on equity: 8.22% • Return on tangible equity*: 10.93% • Average loans: increased 7.2% from 1st quarter 2016 • Average core deposits: increased 7.1% from 1st quarter 2016 • Net interest margin improved linked-quarter and year-over-year • Most credit metrics improved linked-quarter *Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slides titled, “Non-GAAP Reconciliation” at the end of this presentation. 44

FULTON FINANCIAL STOCK PERFORMANCE AND ANALYSTS’ RECOMMENDATIONS 45

STOCK PERFORMANCE Stock Price Change FULT Peer (1) Large Banks (2) December 31, 2013 – December 31, 2016 43.68% 32.38% 32.42% December 31, 2015 – December 31, 2016 44.50% 39.63% 19.73% 46 (1) See “Appendix” for listing of Peer Group banks (2) Price change of Large Banks, which consist of: Bank of America Corporation, BB&T Corporation, Citigroup, Inc., Fifth Third Bancorp, JPMorgan Chase & Co., KeyCorp, M&T Bank Corporation, PNC Financial Services Group, SunTrust Banks, Inc., U.S. Bancorp, and Wells Fargo & Company. Source: SNL Financial LC

ANALYSTS’ EARNINGS ESTIMATES – 2017 PEER GROUP 47 Average change(2): 17.1% Median change(2): 13.2% Notes: 1) 2017 median analyst estimates as of 4/30/2017 2) Average and median change above represents peer percent changes, excluding Fulton Source: SNL Financial LC Rank Company HQ State 2017 Median EPS Estimate1 2016 Actual Diluted EPS Percent Change 1 Northwest Bancshares PA $0.87 $0.49 77.6% 2 Hancock Holding Company MS $2.78 $1.87 48.7% 3 F.N.B. Corporation PA $0.99 $0.78 26.9% 4 MB Financial IL $2.61 $2.13 22.5% 5 Western Alliance Bancorporation AZ $2.99 $2.50 19.6% 6 BancorpSouth MS $1.64 $1.41 16.3% 7 Trustmark Corporation MS $1.86 $1.60 16.3% 8 Fulton Financial Corporation PA $1.07 $0.93 15.1% 9 Webster Financial Corporation CT $2.48 $2.16 14.8% 10 UMB Financial Corporation MO $3.69 $3.22 14.6% 11 Wintrust Financial Corporation IL $4.09 $3.66 11.7% 12 Valley National Bancorp NJ $0.70 $0.63 11.1% 13 Commerce Bancshares, MO $2.84 $2.61 8.8% 14 IBERIABANK Corporation LA $4.49 $4.30 4.4% 15 TCF Financial Corporation MN $1.20 $1.15 4.3% 16 United Bankshares WV $2.07 $1.99 4.0% 17 Umpqua Holdings Corporation OR $1.08 $1.05 2.9% 18 Prosperity Bancshares TX $4.05 $3.94 2.8% 19 Old National Bancorp IN $1.06 $1.05 1.0%

ANALYSTS’ RECOMMENDATIONS (AS OF 5/08/17) 48 • Barclays Capital, Inc. Underweight • Boenning & Scattergood, Inc. Neutral • FBR & Co. Market Perform • Hovde Group, LLC Market Perform • Jefferies LLC Hold • Keefe, Bruyette & Woods, Inc. Market Perform • Merion Capital Group Outperform • Piper Jaffray & Co. Neutral • Raymond James & Associates, Inc. Market Perform • Sandler O’Neill & Partners, L.P. Hold

ANNUAL SHAREHOLDERS’ MEETING 49 May 15, 2017

REGULATORY UPDATE 50

OUR FUTURE GOAL: ONE BANK 51

HOW WE WILL OPERATE? Centralized • Strategic Planning • Product development • Operations/shared services Market-based • Sales • Service • One-to-one problem resolution 52 52

Central Pennsylvania Southeastern Pennsylvania New Jersey DelMarVa New Castle Sussex Cecil Frederick Howard Montgomery Prince George's Washington Baltimore Anne Arundel Baltimore Atlantic Burlington Camden Cumberland Gloucester Hunterdon Mercer Middlesex Monmouth Morris Ocean Salem Somerset Warren Berks Centre Chester Columbia Cumberland Dauphin Delaware Lancaster Lebanon Lehigh Lycoming Montgomery Montour Northampton Northumberland Philadelphia Schuylkill Snyder Union York Albemarle Fairfax Newport Virginia Beach Henrico Chesapeake News Prince William Chesterfield OUR FUTURE STATE: FOUR GEOGRAPHIC REGIONS 53 53 Spotsylvania

New Castle Sussex Cecil Frederick Montgomery Prince George's Washington Baltimore Anne Arundel Baltimore Atlantic Burlington Camden Cumberland Hunterdon Mercer Middlesex Monmouth Morris Ocean Salem Somerset Warren Berks Centre Chester Columbia Cumberland Dauphin Delaware Lebanon Lancaster Lehigh Lycoming Montgomery Montour Northampton Northumberland Philadelphia Schuylkill Snyder Union York Albemarle Fairfax Newport Virginia Beach Henrico Chesapeake News © Copyright Bruce Jones Design Inc. 2014 Prince William Chest erfield Gloucester Howard Spotsylvania  DelMar  Baltimore Metro  Washington DC Metro  South New Jersey  Central New Jersey  North New Jersey  Berks  Lehigh Valley  Premier  Brandywine  Philadelphia Metro  North Pennsylvania  Capital  Lancaster  Lebanon  York  Central Virginia  East Shore Virginia 18 MARKETS

Segmentation influences our operating model 55 Branch/ Relat. Mgr. Social Call Center Customers Channels Products ATM Online Mobile Checking Savings Borrowing Investing Cash Flow Management Employee Banking Retirement Services Commercial Annual Revenue Loan Amounts $5mm - $50mm >$50mm $2.5mm - $10mm >$10mm Segment 3 Segment 2 Segment 1 $1mm - $5mm $250k - $2.5mm Mass Market <$100k Assets Mass Affluent $100k - $1mm Assets Affluent $1mm - $3mm Assets Wealth Mgmt. >$3mm Assets Consumer Small Business <$1 mm Revenue <$250k Loans

THREE MAIN BUSINESS AREAS  Focused on the needs of specific customer segments 56 Consumer Commercial Shared Services

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THE BALANCE OF POWER HAS CHANGED 58 BEFORE: Banks had the power NOW: Customers have the power 58

WHY SEGMENTATION? 59 IMPROVE CUSTOMER EXPERIENCE OPTIMIZE RESULTS BECOME MORE EFFECTIVE AND EFFICIENT FOCUS EFFORTS 59

FFC’s New Approach: 60 SUPPORTING OUR COMMUNITIES 60

MISSION STATEMENT: Fulton Forward™ helps build vibrant communities through gifts of time and dollars and through programs, products and services designed to: • foster affordable housing, • drive economic development, and • promote education and financial literacy in the neighborhoods we serve. Economic Development Financial Literacy Housing Assistance William “Smokey” Glover Director, Fair and Responsible Banking 61

62 PARTNERSHIP WITH OPERATION HOPE, INC. 62

63 INVESTMENT IN UNITED BANCSHARES, INC. Phil Wenger Chairman, President and CEO, Fulton Financial Corporation Evelyn Smalls President and CEO United Bank of Philadelphia 63

ANNUAL SHAREHOLDERS’ MEETING 64 May 15, 2017

QUESTIONS & ANSWERS May 15, 2017 65

ANNUAL SHAREHOLDERS’ MEETING 66 May 15, 2017

APPENDIX 67

NON-GAAP RECONCILIATION

FULTON FINANCIAL CORPORATION

***Note**: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.*

	Year Ended December 31, 2016	2015	2014	2013	2012
	(dollars in thousands)				
Efficiency ratio					
Non-interest expense	$ 489,519	$ 480,160	$ 459,246	$ 461,433	$ 449,294
Less: Intangible amortization	-	(247)	(1,259)	(2,438)	(3,031)
Less: Loss on redemption of trust preferred securities	-	(5,626)	-	-	-
Numerator	$ 489,519	$ 474,287	$ 457,987	$ 458,995	$ 446,263
Net interest income (fully taxable equivalent)	$ 541,271	$ 518,464	$ 532,322	$ 544,474	$ 561,190
Plus: Total Non-interest income	190,178	181,839	167,379	187,664	216,412
Less: Investment securities (gains) losses	(2,550)	(9,066)	(2,041)	(8,004)	(3,026)
Denominator	$ 728,899	$ 691,237	$ 697,660	$ 724,134	$ 774,576
Efficiency ratio	67.16%	68.61%	65.65%	63.39%	57.61%

	Three Months Ended March 31, 2017	Year Ended Dec 31, 2016	2015	2014	2013	2012
		(dollars in thousands)				
Return on Tangible Equity						
Net income	$ 43,380	$ 161,625	$ 149,502	$ 157,894	$ 161,840	$ 159,845
Plus: Intangible amortization, net of tax	-	-	161	818	1,585	1,970
Numerator	$ 43,380	$ 161,625	$ 149,663	$ 158,712	$ 163,425	$ 161,815
Average shareholders' equity	$ 2,140,547	$ 2,100,634	$ 2,026,883	$ 2,071,640	$ 2,053,821	$ 2,050,994
Less: Average goodwill and intangible assets	(531,556)	(531,556)	(531,618)	(532,425)	(534,431)	(542,600)
Average tangible shareholders' equity (denominator)	$ 1,608,991	$ 1,569,078	$ 1,495,265	$ 1,539,215	$ 1,519,390	$ 1,508,394
Return on average common shareholders' equity (tangible), annualized	10.93%	10.30%	10.01%	10.31%	10.76%	10.73%

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NON-GAAP RECONCILIATION (CONTINUED)

FULTON FINANCIAL CORPORATION

FFC Consolidated

(dollars in thousands)

	Dec 31, 2016	Dec 31, 2015	Dec 31, 2014	Dec 31, 2013	Dec 31, 2012
Tangible Common Equity to Tangible Assets (TCE Ratio)					
Shareholders' equity	$ 2,121,115	$ 2,041,894	$ 1,996,665	$ 2,063,187	$ 2,081,656
Less: Intangible assets	(531,556)	(531,556)	(531,803)	(533,076)	(535,563)
Tangible shareholders' equity (numerator)	$ 1,589,559	$ 1,510,338	$ 1,464,862	$ 1,530,111	$ 1,546,093
Total assets	$ 18,944,247	$ 17,914,718	$ 17,124,767	$ 16,934,634	$ 16,533,097
Less: Intangible assets	(531,556)	(531,556)	(531,803)	(533,076)	(535,563)
Total tangible assets (denominator)	$ 18,412,691	$ 17,383,162	$ 16,592,964	$ 16,401,558	$ 15,997,534
Tangible Common Equity to Tangible Assets	8.63%	8.69%	8.83%	9.33%	9.66%

	Three Months Ended Mar 31, 2017	31-Mar 2016
Pre-Provision Net Revenue		
Net interest income	$ 137,579	$ 129,054
Non-interest income	46,673	43,137
Less: Investment securities gains	(1,106)	(947)
Total Revenue	183,146	171,244
Total Non-interest expense	122,275	120,413
Pre-Provision Net Revenue	$ 60,871	$ 50,831

	Mar 31, 2017
Tangible Book Value per Share	
Shareholder's equity	$ 2,154,683
Less: Goodwill and intangible assets	(531,556)
Tangible shareholder's equity (numerator)	1,623,127
Shares outstanding, end of period (denominator)	174,343
Shareholder's equity (tangible), per share	$ 9.31

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2016 PEER GROUP(1)

FULTON FINANCIAL CORPORATION

BancorpSouth, Inc.
Commerce Bancshares, Inc.
F.N.B. Corporation
Hancock Holding Company
IBERIABANK Corporation
MB Financial, Inc.
Northwest Bancshares, Inc.
Old National Bancorp
PrivateBancorp, Inc.(2)
Prosperity Bancshares, Inc.
TCF Financial Corporation
Trustmark Corporation
UMB Financial Corporation
Umpqua Holdings Corporation
United Bankshares, Inc.
Valley National Bancorp
Webster Financial Corporation
Western Alliance Bancorporation
Wintrust Financial Corporation

(1) Fulton's Peer group as of December 31, 2016. Peer comparisons for all historical periods included within this presentation have been updated based on the above peer group for all periods presented.
(2) For Fulton's 2017 Peer Group comparisons (slides #46 and #47), PrivateBancorp, Inc. has been removed due to the pending acquisition of that company. All other peers remained the same from 2016 to 2017.

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